Exhibit 24.2

POWER OF ATTORNEY

Each of the undersigned Directors of Pacific Gas and Electric Company, a California corporation (the “Corporation”) hereby constitutes and appoints FRANCES S. CHANG, CHRISTINE M. DESANZE, ROBIN J. REILLY, HENRY WEINTRAUB, BRIAN M. WONG and JOSEPH C. YU, and each of them, as his or her attorneys-in-fact with full power of substitution and resubstitution to sign and file with the Securities and Exchange Commission in his or her capacity as a Director of the Corporation:

A.

a registration statement (the “Registration Statement”) to be filed with the Securities and Exchange Commission naming the Corporation as registrant, sponsor and depositor with respect to the issuance of up to $7,500,000,000 aggregate principal amount of rate neutral bonds to be issued by a wholly-owned subsidiary of the Corporation; and

B.	any and all amendments, supplements and other filings or documents related to such Registration Statement.

Each of the undersigned hereby ratifies all that said attorneys-in-fact or any of them may do or cause to be done by virtue hereof.

[Signature Page Follows]

The actions described above shall be effective on the date set forth below.

/s/ Rajat Bahri	/s/ Cheryl F. Campbell
Rajat Bahri	Cheryl F. Campbell

/s/ Kerry W. Cooper	/s/ Jessica L. Denecour
Kerry W. Cooper	Jessica L. Denecour

/s/ Mark E. Ferguson, III	/s/ Robert C. Flexon
Mark E. Ferguson, III	Robert C. Flexon

/s/ W. Craig Fugate	/s/ Arno L. Harris
W. Craig Fugate	Arno L. Harris

/s/ Michael R. Niggli	/s/ Patricia K. Poppe
Michael R. Niggli	Patricia K. Poppe

/s/ Dean L. Seavers	/s/ William L. Smith
Dean L. Seavers	William L. Smith

/s/ Benjamin F. Wilson	/s/ Adam L. Wright
Benjamin F. Wilson	Adam L. Wright

POWER OF ATTORNEY

Adam L. Wright, the undersigned, Executive Vice President, Operations and Chief Operating Officer of Pacific Gas and Electric Company, a California corporation (the “Corporation”), hereby constitutes and appoints FRANCES S. CHANG, CHRISTINE M. DESANZE, ROBIN J. REILLY, HENRY WEINTRAUB, BRIAN M. WONG and JOSEPH C. YU, and each of them, as his attorneys-in-fact with full power of substitution and resubstitution to sign and file with the Securities and Exchange Commission in his capacity as Executive Vice President, Operations and Chief Operating Officer (principal executive officer) of the Corporation:

A.

a registration statement (the “Registration Statement”) to be filed with the Securities and Exchange Commission naming the Corporation as registrant, sponsor and depositor with respect to the issuance of up to $7,500,000,000 aggregate principal amount of rate neutral bonds to be issued by a wholly-owned subsidiary of the Corporation; and

B.	any and all amendments, supplements and other filings or documents related to such Registration Statement.

The undersigned hereby ratifies all that said attorneys-in-fact or any of them may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed these presents as of the date set forth below.

/s/ Adam L. Wright
Adam L. Wright

POWER OF ATTORNEY

Marlene M. Santos, the undersigned, Executive Vice President and Chief Customer Officer of Pacific Gas and Electric Company, a California corporation (the “Corporation”), hereby constitutes and appoints FRANCES S. CHANG, CHRISTINE M. DESANZE, ROBIN J. REILLY, HENRY WEINTRAUB, BRIAN M. WONG and JOSEPH C. YU, and each of them, as her attorneys-in-fact with full power of substitution and resubstitution to sign and file with the Securities and Exchange Commission in her capacity as Executive Vice President and Chief Customer Officer (principal executive officer) of the Corporation:

A.

a registration statement (the “Registration Statement”) to be filed with the Securities and Exchange Commission naming the Corporation as registrant, sponsor and depositor with respect to the issuance of up to $7,500,000,000 aggregate principal amount of rate neutral bonds to be issued by a wholly-owned subsidiary of the Corporation; and

B.	any and all amendments, supplements and other filings or documents related to such Registration Statement.

The undersigned hereby ratifies all that said attorneys-in-fact or any of them may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed these presents as of the date set forth below.

/s/ Marlene M. Santos
Marlene M. Santos

POWER OF ATTORNEY

Jason M. Glickman, the undersigned, Executive Vice President, Engineering, Planning, and Strategy of Pacific Gas and Electric Company, a California corporation (the “Corporation”), hereby constitutes and appoints FRANCES S. CHANG, CHRISTINE M. DESANZE, ROBIN J. REILLY, HENRY WEINTRAUB, BRIAN M. WONG and JOSEPH C. YU, and each of them, as his attorneys-in-fact with full power of substitution and resubstitution to sign and file with the Securities and Exchange Commission in hiscapacity as Executive Vice President, Engineering, Planning, and Strategy (principal executive officer) of the Corporation:

A.

a registration statement (the “Registration Statement”) to be filed with the Securities and Exchange Commission naming the Corporation as registrant, sponsor and depositor with respect to the issuance of up to $7,500,000,000 aggregate principal amount of rate neutral bonds to be issued by a wholly-owned subsidiary of the Corporation; and

B.	any and all amendments, supplements and other filings or documents related to such Registration Statement.

The undersigned hereby ratifies all that said attorneys-in-fact or any of them may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed these presents as of the date set forth below.

/s/ Jason M. Glickman
Jason M. Glickman

POWER OF ATTORNEY

David S. Thomason, the undersigned, Vice President, Chief Financial Officer and Controller of Pacific Gas and Electric Company, a California corporation (the “Corporation”), hereby constitutes and appoints FRANCES S. CHANG, CHRISTINE M. DESANZE, ROBIN J. REILLY, HENRY WEINTRAUB, BRIAN M. WONG and JOSEPH C. YU, and each of them, as his attorneys in fact with full power of substitution and resubstitution to sign and file with the Securities and Exchange Commission in his capacity as Vice President, Chief Financial Officer (principal financial officer) and Controller (principal accounting officer) of the Corporation:

A.

a registration statement (the “Registration Statement”) to be filed with the Securities and Exchange Commission naming the Corporation as registrant, sponsor and depositor with respect to the issuance of up to $7,500,000,000 aggregate principal amount of rate neutral bonds to be issued by a wholly-owned subsidiary of the Corporation; and

B.	any and all amendments, supplements and other filings or documents related to such Registration Statement.

The undersigned hereby ratifies all that said attorneys-in-fact or any of them may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed these presents as of the date set forth below.

/s/ David S. Thomason
David S. Thomason